CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

Exhibit 10.17

2007 Supply Agreement*

This SAPPHIRE MATERIAL PURCHASING AGREEMENT (this “Agreement”), dated as of January 5th, 2007, is made and entered into by and between Crystalwise Technology, Inc. (“Purchaser”), and Rubicon Technology (“Seller”)

Terms and Conditions

1.	Rubicon guarantees to provide sapphire to CWT and CWT guarantees to purchase sapphire from Rubicon from January 2007 through December 2007 at the following monthly volume per quarter:

Q1:
Jan	75k units per month	Mix: [***]
Feb	75k units per month	Mix: [***]
Mar	80k units per month	Mix: [***]

Q2:
Apr	80k units per month	Mix: [***]
May	85k units per month	Mix: [***]
Jun	85k units per month	Mix: [***]

Q3:
Jul	90k units per month	Mix: [***]
Aug	90k units per month	Mix: [***]
Sep	90k units per month	Mix: [***]

Q4:
Oct	95k units per month	Mix: [***]
Nov	95k units per month	Mix: [***]
Dec	95k units per month	Mix: [***]

The total guaranteed volume is 1,035,000 units in 2007

Rubicon will offer higher volumes of sapphire to CWT on a best efforts basis. The mixture of core and as cut provided on this best efforts basis may vary depending on Rubicon capacity and CWT needs. If Rubicon can increase to higher volumes we will inform CWT as soon as possible.

2.	The purchase order will be a mixture of Core, As Cut Wafers, and As Ground wafers. The volume and mix of sapphire wafers and core per month can be adjusted

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

quarterly with at least 45 days notice. Both Rubicon and CWT have the right to review, revise and agree on quarterly order details such as delivery schedules, volume and terms within the volume range of 75k-95k units per month

3.	The pricing for Q1 and Q2 2007 is fixed and the details are included in the following table. Q3/Q4 2007 pricing will be agreed upon by both parties by May 15, 2007.

Product	Part #s	Q1/Q2 2007 Price
[***]	F107	[***]
[***]	F303, F312	[***]
[***]	F27, F236	[***]

4.	The 2007 revised supply agreement to be finalized by January 5, 2007. Purchase order volume is guaranteed and PO is non-cancelable by customer. The official PO to be re-issued within 3 days of supply agreement finalization by January 8th, 2006.

5.	Quarterly PO adjustments to be submitted and agreed upon 45 days prior to the start of the next quarter.

6.	Introduction of new product specifications can affect the ratio of supply capacity, lead time and pricing.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

Purchaser: Crystalwise Technology, Inc.

6F, No. 24, Wen-Huah Rd, Hsin-chu Industry Park, Hsin-chu, 303, Taiwan R.O.C.

TEL: 886-3-5970212	FAX: 886-3-5971226

/s/ Stan Hung Stan Hung	Date: 1/15/2007
Chairman

Seller: Rubicon Technology

9931 Franklin Avenue, Franklin Park, Illinois 60131

TEL: 847-295-7000	FAX: 847-295-7555

/s/ Raja M Parvez Raja M Parvez	Date: 1/15/2007
CEO